UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 8, 2005

                           SOUND FEDERAL BANCORP, INC.
                           ----------------------------
               (Exact Name of Registrant as Specified in Charter)

      Delaware                         000-24811                 22-3887679
-----------------------            ------------------         ----------------
(State or Other Jurisdiction)      (Commission File No.)       (I.R.S. Employer
      of Incorporation)                                      Identification No.)


1311 Mamaroneck Avenue, Suite 190, White Plains, New York             10605
---------------------------------------------------------           ----------
(Address of Principal Executive Offices)                            (Zip Code)

Registrant's telephone number, including area code:  (914) 761-3636
                                                     --------------


                                 Not Applicable
                                ----------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Definitive Material Agreement.
             ------------------------------------------

     On December 8, 2005 the Boards of Directors of Sound Federal Bancorp, Inc. and its wholly owned subsidiary, Sound Federal Savings (the "Bank," and collectively with Sound Federal Bancorp, Inc., the "Company"), amended and restated the Company's Director Retirement Plan, Non-Qualified Supplemental Executive Retirement Agreement, Director Deferred Fee Plan and Severance Plan for Key Employees, each effective as of January 1, 2005, in response to the new requirements under Section 409A of the Internal Revenue Code of 1986, as amended (the "Code"). The amended and restated plans are attached as exhibits to this filing.

     Also on December 8, 2005 the Company and the Bank each amended their existing employment agreement with president and chief executive officer Richard
P. McStravick and chief financial officer Anthony J. Fabiano. The agreements also were amended in response to the new requirements. Under the amended agreements the executives shall be entitled to severance payments upon the occurence of a change in control of the Company, as defined in the agreement. The amended employment agreements are attached as exhibits to this filing.

Item 9.01    Financial Statements and Exhibits
             ----------------------------------

(a)  Financial Statements of businesses acquired. Not Applicable.

(b)  Pro forma financial information. Not Applicable.

(c)  Exhibits.

          The following Exhibits are attached as part of this report:


          10.1 Director Retirement Plan
          10.2 Non-Qualified Supplemental Executive Retirement Agreement
          10.3 Director Deferred Fee Plan
          10.4 Severance Plan for Key Employees
          10.5 Company employment agreement with Richard P. McStravick
          10.6 Bank employment agreement with Richard P. McStravick
          10.7 Company employment agreement with Anthony J. Fabiano
          10.8 Bank employment agreement with Anthony J. Fabiano

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                           SOUND FEDERAL BANCORP, INC.



DATE: December 13, 2005              By: /s/Anthony J. Fabiano
                                         --------------------------
                                         Anthony J. Fabiano
                                         Chief Financial Officer

                                  EXHIBIT INDEX

          Exhibit No.                 Description
          -----------                 ------------

          10.1 Director Retirement Plan
          10.2 Non-Qualified Supplemental Executive Retirement Agreement
          10.3 Director Deferred Fee Plan
          10.4 Severance Plan for Key Employees
          10.5 Company employment agreement with Richard P. McStravick
          10.6 Bank employment agreement with Richard P. McStravick
          10.7 Company employment agreement with Anthony J. Fabiano
          10.8 Bank employment agreement with Anthony J. Fabiano